head>Unassociated Document
Structured Asset Trust Unit Repackagings (SATURNS)
Cummins Engine Debenture Backed
Series 2001-4
Reporting Package Table of Contents
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Administrator:
Ariel Litvin 312.992.5375
ariel.litvin@bankofamerica.com
135 S. LaSalle Street Suite 1625
Chicago, IL 60603-4159
USA
Statement Date:
Statements to Certificateholders
Other Related Information
Other Related Information
Cash Reconciliation Summary
Bond Interest Reconciliation
Realized Loss Detail
Collateral Realized Loss
Rating Information

Page(s)
Information is available for this issue from the following sources
Bank of America Merrill Lynch
Issue Id:
Monthly Data
File Name:
SAT00104
SAT00104_201012_3.ZIP
Closing Date:
First Payment Date:
5-Jun-01
1-Sep-01
Parties to The Transaction
Depositor: MS Structured Asset Corp
Underwriter: Morgan Stanley Capital Services, Inc
Rating Agency: Moody's Investors Service, Inc./Standard & Poor's, Inc.
www.etrustee.net

14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Class
CUSIP
Original
Opening
Principal
Principal
Negative
Closing
Interest
Interest
Pass-Through
Factor per $ 1
Factor per $ 1
Factor per $ 1
Factor per $ 1
Factor per $ 1
Factor per $ 1
Factor per $ 1
Next Rate(3)
WAC:
Current Index:
Payment Date:
Prior Payment:
Next Payment:
Record Date:
4.633988%
9.250000%
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Structured Asset Trust Unit Repackagings (SATURNS)
Cummins Engine Debenture Backed
Series 2001-4
Face Value (1)
Balance
Payment
Adj. or Loss
Amortization
Balance
Payment (2)
Adjustment
Rate
Grantor Trust
Statement Date:
0.227951427
0.033088289
0.000000000
0.194863138
0.000880270
Fixed
0.00
0.00
0.000000000
9.2500000000%
0.000000000
80409T204
UNIT
27,546,000.00
911,450.00
0.00
5,367,700.00
24,247.92
6,279,150.00
Total P&I Payment
0.00
0.00
27,546,000.00
6,279,150.00
935,697.92
Total
5,367,700.00
911,450.00
0.00
24,247.92
14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Notes: (1) N denotes notional balance not included in total (2) Accrued Interest Plus/Minus Interest Adjustment Minus Deferred Interest equals Interest Payment (3) Estimated. * Denotes Controlling Class

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Other Related Information
Statement Date:
Swap Receipents
Swap Amount Received
Next Swap Rate
None
0.00
0.00%
Swap Information

14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Other Related Information
Statement Date:
The underlying security issuer or guarantor, as applicable, is subject to the informational requirements of the Exchange Act. The underlying security issuer or guarantor, as applicable, currently files reports, proxy statements and other information with the SEC.
Those periodic reports, current reports and other reports and other information can be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC also maintains a website on the internet at http://www.sec.gov at which users can view and download copies of reports, proxy, information statements and other information filed electronically. In addition, those reports and other information may also be obtained from the underlying security issuer by making a request to the underlying security issuer.

14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Statement Date:
Cash Reconciliation Summary
Current Scheduled Interest
Interest Summary
Less Deferred Interest
Plus Gross Advance Interest
Less PPIS Reducing Scheduled Int
24,247.92
0.00
0.00
Less ASER Interest Adv Reduction
0.00
Less Other Adjustment
0.00
Total
24,247.92
Unscheduled Interest:
Prepayment Penalties
0.00
Yield Maintenance Penalties
0.00
Other Interest Proceeds
0.00
Total
0.00
Less Fees & Expenses Paid By/To Servicer
Less Fee Paid To Servicer
Less Fee Strips Paid by Servicer
Special Servicing Fees
Interest Due Serv on Advances
Recoup of Prior Advances
Misc. Fees & Expenses
Total Unscheduled Fees & Expenses
Total Interest Due Trust
Less Fees & Expenses Paid By/To Trust
Trustee Fee
Fee Strips
Interest Reserve Withholding
Plus Interest Reserve Deposit
Total
Total Interest Due Certs
Principal Summary
Scheduled Principal:
Current Scheduled Principal
Advanced Scheduled Principal
Scheduled Principal
Unscheduled Principal:
Curtailments
Prepayments in Full
Liquidation Proceeds
Repurchase Proceeds
Other Principal Proceeds
Total Unscheduled Principal
Remittance Principal
Remittance P&I Due Trust
Remittance P&I Due Certs
Pool Balance Summary
Beginning Pool
Scheduled Principal
Unscheduled Principal
Deferred Interest
Liquidations
Repurchases
Ending Pool
Balance
Count
Principal
Interest
Prior Outstanding
Plus Current Period
Less Recovered
Ending Outstanding
Servicing Fee Summary
Current Servicing Fees
Plus Fees Advanced for PPIS
Less Reduction for PPIS
Plus Delinquent Servicing Fees
Total Servicing Fees
PPIS Summary
Gross PPIS
Reduced by PPIE
Reduced by Shortfalls in Fees
Reduced by Other Amounts
PPIS Reducing Scheduled Interest
PPIS Reducing Servicing Fee
PPIS Due Certificate
0.00
0.00
0.00
0.00
0.00
0.00
24,247.92
0.00
0.00
0.00
0.00
0.00
911,450.00
0.00
911,450.00
0.00
0.00
0.00
0.00
0.00
0.00
911,450.00
935,697.92
6,279,150.00
1
911,450.00
0.00
0
0.00
0.00
0
0.00
0
5,367,700.00
1
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
0.00
24,247.92
Interest Not Advanced (
Current Period
)
0.00
0.00
Workout Fees
Liquidation Fees
0.00
0.00
Less Non Recovered
0.00
0.00
0.00
0.00
0.00
Advance Summary (Advance Made by Servicer)
0
0.00
Misc. Fees
935,697.92

14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Class
Accrued
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Bond Interest Reconciliation
Deductions
Allocable
Deferred &
Prior
Prepay-
Other
Additions
Interest
Original
Current(4)
Accrual
Int. Short-
falls Due
ment
Interest
Interest (2)
Payment
Amount
PPIS
Interest
Certificate
Accretion
Interest
Loss/Exp
Interest
Penalties
Proceeds (1)
Interest
Shortfalls
Certificate
Rate
Pass
Thru
Method Days
Outstanding
Remaining
Statement Date:
Distributable
Current Period
(Shortfall)/
Recovery
Int Accrual
on Prior
Shortfall (3)
1.00
1.00
Credit Support
0.00
0.00
0.00
0.00
0.00
UNIT
24,247.92
0.00
24,247.92
0.00
0.00%
0.00%
9.2500000000%
0.00
0.00
0.00
30/360
0
0.00
0.00
0.00
0.00
0.00
24,247.92
0.00
24,247.92
0.00
0.00
0.00
0.00
(1) Other Interest Proceeds are additional interest amounts specifically allocated to the bond(s) and used in determining the bonds Distributable Interest.
(4) Determined as follows: (A) the ending balance of all the classes less (B) the sum of (i) the ending balance of the class and (ii) the ending balance of all classes which are not subordinate to the class divided by (A).
(3) Includes interest accrued on outstanding Interest Shortfalls and/or Loss Allocations. Where applicable.
(2) Accrued - Deductions + Additions Interest
14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Realized Loss Detail
Period
Disclosure
Control #
Appraisal
Date
Appraisal
Value
Beginning
Scheduled
Balance
Gross
Proceeds
Gross Proceeds
as a % of
Sched. Balance
Aggregate
Liquidation
Expenses *
Net
Liquidation
Proceeds
Net Proceeds
as a % of
Sched. Balance
Statement Date:
Realized Loss
Current Total
Cumulative
14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation

* Aggregate liquidation expenses also include outstanding P&I advances and unpaid servicing fees, unpaid trustee fees, etc..

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Bond/Collateral Realized Loss Reconciliation
Statement Date:
Prospectus
ID
Period
Aggregate
Realized Loss
on Loans
Prior Realized
Loss Applied to
Certificates
Amounts Covered by
Overcollateralization
and other Credit
Support
Additional
(Recoveries)/
Expenses applied to
Realized Losses
Current Realized Loss
Applied to
Certificates*
Recoveries of
Realized Losses
paid as Cash
(Recoveries)/
Realized Loss
Applied to
Certificate Interest
Modification
Adjustments/Appraisal
Reduction Adjustment
Interest
(Shortages)/
Excesses applied
to Realized
Losses
Beginning
Balance of the
Loan at
Liquidation
A
B
C
D
E
Cumulative
14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation
*In the Initial Period the Current Realized Loss Applied to Certificates will equal Aggregate Realized Loss on Loans - B - C - D + E instead of A - C - D + E
Description of Fields
A
B
C
D
E
Prior Realized Loss Applied to Certificates
Reduction to Realized Loss applied to bonds (could represent OC, insurance policies, reserve accounts, etc)
Adjustments that are based on principal haircut or future interest foregone due to modification
Realized Loss Adjustments, Supplemental Recoveries or Expenses on a previously liquidated loan
Amounts classified by the Master as interest adjustments from general collections on a loan with a Realized Loss

Structured Asset Trust Unit Repackagings (SATURNS)
Payment Date:
Prior Payment:
Next Payment:
Record Date:
14-Dec-10
14-Dec-10
20-Oct-10
01-Sep-11
15-Feb-11
Cummins Engine Debenture Backed
Series 2001-4
Rating Information
Class
CUSIP
Fitch
Moody's
S&P
Fitch
Moody's
S&P
Original Ratings
Rating Change/Change Date(1)
Statement Date:
UNIT
80409T204
Baa3
BBB
Baa2
7/16/10
BBB+
9/9/10

14-Dec-2010 - 09:33 (G692) (c) 2010 Bank of America Corporation
NR - Designates that the class was not rated by the rating agency.
(1) Changed ratings provided on this report are based on information provided by the applicable rating agency via electronic transmission. It shall be understood that this transmission will generally have been provided to Bank of America within 30 days of the payment date listed on this statement. Because ratings may have changed during the 30 day window, or may not be being provided by the rating agency in an electronic format and therefore not being updated on this report, Bank of America recommends that investors obtain current rating information directly from the rating agency.